UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2011

CHINA POWER EQUIPMENT, INC.
(Exact name of registrant as specified in charter)

Maryland	333-147349	20-5101287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 602, 6/F, Block B Science & Technology Park of Xi Dian University No. 168 Kechuang Road, Hi-tech Industrial Development Zone Xi’an, Shaanxi, P.R.China	710065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (011)-86-29-8831-0282\8831-0560

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 31, 2011, China Power Equipment, Inc., a Maryland corporation, issued a press release containing certain financial results for its fourth fiscal quarter and fiscal year 2010.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:
No.	Description
99.1	Press Release dated March 31, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Power Equipment, Inc.

Dated: March 31, 2011	By:	/s/Yongxing Song
Name: Yongxing Song
Title: Chief Executive Officer

Exhibit Index
No.	Description
99.1	Press Release dated March 31, 2011